Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. Modification 0001		3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURCHASE REQ. NO N/A	5. PROJECT NO. (if applicable) N/A
6. ISSUED BY	CODE	N/A	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
DHHS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code) SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065			(X)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C
CODE: N/A		FACILITY CODE: N/A		10B. DATED (SEE ITEM 13) 05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

--- The above numbered solicitation is amended as set forth in item 14.  The hour and date specified for receipt of Offers --- is extended --- is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If Required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(Y)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	FAR 52.243-1 Changes - Fixed Price (AUG 1987)

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.605-1: Mutual Agreement of all parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
PURPOSE:  The purpose of this modification is to delete Contract Line Item (CLIN) 14.  The Price Schedule is revised as noted on the continuation sheet.

FUNDS ALLOTTED PRIOR TO MOD #10	$432,885,825.00
FUNDS ALLOTTED WITH MOD #10	$ 0.00
TOTAL FUNDS ALLOTTED TO DATE	$432,885,825.00	(Unchanged)
EXPIRATION DATE:	May 12, 2016	(Unchanged)
CONTRACT FUNDED THROUGH:	May 12, 2016	(Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian K. Goodger, Contracting Officer DHHS/ASPR/AMCG
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Brian K. Goodger	16C. DATE SIGNED 6/24/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070     OMB No. 0990-0115                                       STANDARD FORM 30 (REV. 10-83)

Contract No. HHSO100201100001C Modification No. 1	Continuation Sheet	Page 2 of 2

By effect of this Modification 0001, the Contract is revised as follows:

1.   Contract Line Item 14 (as seen below) is deleted in entirety from the Contract.

Option
CLIN#	Cost Type	Supply or Service	U/I	Qty	Unit Price	Extended Price
0014	FFP	Purchase of Additional Treatment Courses (Up to 12 Million). As described in Section C.7.5	EA	TBD		TBD

2.   The following requirements in Section C are deleted in their entirety:

C.7.5	BARDA may exercise optional CLINs to purchase additional antiviral treatment courses. (CLIN 0014)

C.7.5.1
The Contractor shall submit a plan and schedule for antiviral drug product manufacture and control at large-scale production and under cGMP compliance to deliver up to an additional 12 million treatment courses

C.7.5.2.
The plan shall provide unit prices as well as cost and price data that support the unit prices (See Section B.8.) offered for the purchase of additional treatment courses using the following increments.  The government shall evaluate the prices as well as the cost or price data as part of its best value analysis prior to award of Base Contract and prior to award of any option orders of treatment courses:

All other terms and conditions of Contract HHSO100201100001C remain unchanged.

END OF MODIFICATION 1 TO HHSO100201100001C